ADVISORY HEDGED OPPORTUNITY FUND

                                  EXHIBIT INDEX

EXHIBIT
NUMBER

(l)              Consent of Counsel
(n)              Consent of Auditors
(s)(4)           Power of Attorney for William F. Truscott